MEZZANINE LIMITED GUARANTY

THIS MEZZANINE LIMITED GUARANTY (“Guaranty”) is given as of July 24, 2026, by STEWARDS, INC., a Nevada corporation, SHAUN A. QUIN, an individual, GLEN STEWARD, an individual, CHARLES R. ABELE, an individual, and PETER J. JAGO, an individual (individually and collectively (as the context requires), the “Guarantor”), in favor of 1818 MEZZ LENDER LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”).

RECITALS

A.                Pursuant to the terms of that certain Mezzanine Loan Agreement of even date herewith by and between BLOCK 40 HOLDCO LLC, a Delaware limited liability company (“Borrower”), and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Lender has agreed to loan to Borrower the principal sum of up to $10,000,000.00 (“Loan”) for the purposes specified in the Loan Agreement. Unless otherwise defined herein, capitalized terms used in this Guaranty shall have the meanings attributed to such terms in the Loan Agreement.

B.                 The Loan Agreement provides that the Loan is evidenced by that certain Note (as defined in the Loan Agreement). The Loan is further evidenced and secured by the Loan Documents (as hereinafter defined).

C.                 The Note is secured by, among other things, that certain Pledge and Security Agreement (as defined in the Loan Agreement). The Pledge and Security Agreement encumbers Borrower’s equity interests in BLOCK 40 PROPERTY LLC, a Delaware limited liability company (“Mortgage Borrower”), which owns the real property and any and all Improvements thereon described on Exhibit A attached hereto and incorporated herein by this reference (the “Property”).

D.                Guarantor retains a direct or indirect ownership interest in the Borrower and the Property and will benefit from the Loan to be made by Lender to Borrower.

E.                 The Loan Agreement, the Note, the Pledge and Security Agreement and those other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto, are collectively referred to hereinafter as the “Loan Documents”.

F.                  Guarantor acknowledges that the liabilities under this Guaranty are in addition to and exclusive of the liabilities to Lender under that Hazardous Materials Indemnity.

AGREEMENT

NOW, THEREFORE, to induce Lender to enter into the Loan Documents and to make the Loan, and in consideration of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby absolutely, unconditionally and irrevocably, covenants and agrees with Lender, and guarantees to Lender as follows (collectively, the “Indebtedness Guaranteed”):

1.                  LIMITED GUARANTY. Guarantor hereby jointly and severally, unconditionally, absolutely and irrevocably guarantees, becomes surety for and promises to pay to Lender, or order, on demand, in lawful money of the United States of America, in immediately available funds, and to defend, indemnify and hold harmless Lender, its directors, officers, employees, successors and assigns from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities and any impairment of Lender’s security for the Loan), actions, proceedings, obligations, debts, damages, out-of-pocket costs and reasonable expenses, fines, penalties, charges, fees, judgments, awards and court costs (including, without limitation, reasonable attorneys’ fees and expenses and amounts paid in settlement of whatever kind or nature), all as actually incurred by Lender (collectively, the “Losses”) to the extent directly resulting from any of the following matters (collectively, the “Recourse Carve-Out Events”), which Losses shall not include repayment of the Loan, and for the avoidance of doubt, Losses shall not include any diminution in the value of the Collateral except to the extent directly caused by the applicable Recourse Carve-Out Event:

1.1              fraud, intentional misrepresentation or willful misconduct or intentional failure to disclose a material fact, by Borrower or Guarantor, or any Affiliate of Borrower or Guarantor, in connection with the Loan or the Collateral;

1.2              any financial information delivered to Lender by Borrower or Guarantor is fraudulent in any respect, contains any fraudulent information or intentional misrepresentation in any material respect concerning the financial condition of Borrower, Guarantor, the Collateral or the Property;

1.3              the commission of a criminal act by Borrower or Guarantor;

1.4              Borrower’s allowance of intentional material physical waste of the Property, or any portion thereof, by Mortgage Borrower or Guarantor, or any Affiliate of Borrower or Guarantor;

1.5              subject to any right of Borrower or Mortgage Borrower to contest such matters as expressly provided in the Loan Agreement or Mortgage Loan Agreement, respectively, Borrower’s failure to pay, or Borrower’s permitting of Mortgage Borrower’s failure to pay, property or other taxes, assessments or charges when due, except in the event (i) Mortgage Borrower timely deposited sufficient funds into the Tax Account (as defined in the Mortgage Loan Agreement), but Mortgage Lender failed to timely release such funds pursuant to the terms and conditions of the Mortgage Loan Agreement, or (ii) that revenues from the Property are insufficient to pay such amounts with respect to Mortgage Borrower;

1.6              Borrower’s failure to cause Mortgage Borrower to maintain insurance as required by the Mortgage Loan Agreement, except in the event (i) Borrower timely deposited sufficient funds into the Insurance Account (as defined in the Mortgage Loan Agreement), but Lender failed to release such funds pursuant to the terms and conditions of the Mortgage Loan Agreement, and/or (ii) Mortgage Borrower delivered evidence of insurance in compliance with the terms of the Mortgage Loan Agreement and Lender or Mortgage Lender nonetheless force-placed coverage;

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1.7              Borrower’s permitting of Mortgage Borrower’s misappropriation or intentional misapplication of any insurance or condemnation proceeds or awards received by Mortgage Borrower or the Property Manager (to the extent such Property Manager is an Affiliate of Borrower) and failure to cause Mortgage Borrower to turn over such proceeds or awards to Lender or to otherwise apply such sums if and as required under the terms of the Loan Documents, or any other instrument now or hereafter securing the Loan, provided that any such misapplication does not include amounts applied in good-faith reliance on a written direction from or on behalf of Lender or Servicer;

1.8              misappropriation, intentional misapplication, or conversion by Borrower, Guarantor and/or, to the extent such Property Manager is an Affiliate of Borrower, Property Manager, of any rents, royalties, accounts, revenues, income, issues, profits or other benefits from the Property which are collected or received by Mortgage Borrower or Property Manager (to the extent such Property Manager is an Affiliate of Borrower) during the period (i) of an existing Event of Default or (ii) after acceleration of the indebtedness and other sums owing under the Loan Documents, in each case other than to the payment of either (A) the Debt due Lender or Mortgage Lender or (B) the normal and necessary operating expenses of the Property (including reasonable reserves, professional fees and management fees paid in the ordinary course of Borrower’s business);

1.9              misappropriation or misapplication of any funds from any account pledged by Borrower to Lender under the Loan Agreement or the other Loan Documents, or Borrower’s permitting of misappropriation or misapplication of any funds from any account pledged by Mortgage Borrower to Mortgage Lender under the Mortgage Loan Agreement or the other Mortgage Loan Documents (including the failure to cause Mortgage Borrower to comply with the cash management provisions in the Mortgage Loan Agreement relating to the establishment and use of the Restricted Account and Cash Management Account);

1.10          Borrower’s failure to pay, or failure to cause Mortgage Borrower to pay, any charges (including charges for labor or materials) that create Liens on any portion of the Collateral or the Property, respectively, subject to Borrower’s and Mortgage Borrower’s right to contest any such Liens pursuant to the terms of the Loan Documents and Mortgage Loan Documents, respectively, and, with respect to Mortgage Borrower, subject to Lender disbursing amounts from the applicable Reserves that are to be used to pay for the costs of such Liens provided Borrower and/or Guarantor satisfies all conditions for such disbursement as detailed in the Mortgage Loan Agreement;

1.11          the failure of Borrower to cause Mortgage Borrower to deliver to Lender, upon a foreclosure of the Security Instrument, any security deposits, advance deposits or any other deposits held by Borrower and/or Property Manager (to the extent such Property Manager is an Affiliate of Borrower) with respect to the Property, except to the extent any such security deposits were applied in accordance with the terms and conditions of the applicable Leases and/or Mortgage Loan Documents or are required to be returned to Tenants under applicable law, in either case prior to such foreclosure or action in lieu thereof;

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1.12          any material failure by Borrower to comply with Article 7 of the Loan Agreement, or any material breach of any representation or warranty set forth in Article 7 of the Loan Agreement;

1.13          the failure of Borrower to obtain and maintain an Interest Rate Cap Agreement or replacement thereof in accordance with the terms and conditions of the Loan Agreement, including, without limitation, any reasonable, actual, out-of-pocket cost incurred by Lender to obtain such Interest Rate Cap Agreement or replacement thereof;

1.14          the failure of Borrower to pay any and all fees in connection with the making of the Loan and filing of the Financing Statement or in connection with a foreclosure or assignment-in-lieu of foreclosure, or the failure of Borrower to cause Mortgage Borrower to pay any and all mortgage or deed recording tax in connection with the making of the Mortgage Loan and recording of the Security Instrument, including any and all penalties and interest assessed by the State of Florida for failure to pay such taxes; and/or

1.15          any distributions made by Borrower in violation of the terms of the Loan Agreement.

Notwithstanding the foregoing or anything to the contrary elsewhere in this Guaranty, in no event shall Guarantor be liable under this Section 1 for (i) punitive, consequential, special or speculative damages, except to the extent arising out of third party claims, or (ii) any Losses arising out of or caused by Lender’s gross negligence or willful misconduct.

2.                  EXCEPTIONS; FULL RECOURSE. Notwithstanding the foregoing, or anything to the contrary contained in this Guaranty or the other Loan Documents, any limitation on liability set forth in Section 1 hereof shall be null and void and completely inapplicable, and Guarantor shall be fully and personally liable for the payment and performance of all obligations set forth in the Loan Agreement and the other Loan Documents, including the payment of all principal, interest and other amounts under the Note, in immediately available funds, in the event of any of the following (collectively, the “Full Recourse Events”):

2.1              Borrower, Mortgage Borrower, or any Guarantor files a voluntary petition under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law;

2.2              Borrower, Guarantor or any other Person which Controls Borrower or any Guarantor files an answer consenting to or otherwise acquiescing in, or joins in the filing of, an involuntary petition against Borrower, Mortgage Borrower or Guarantor under the Bankruptcy Code, or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law, or colludes with, solicits or causes to be solicited, petitioning creditors for any involuntary petition against Borrower or Guarantor from any Person (but excluding filings or actions legally required in any legal proceeding or filings which are expressly permitted or required by Lender in writing);

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2.3              Borrower or any Guarantor, or any Person which Controls Borrower or any Guarantor joins in an application for the appointment of a custodian, receiver, trustee, or examiner for Borrower, Mortgage Borrower, such Guarantor, or any portion of the Collateral or the Property (other than with respect to such an application by Lender, or such an application to which Lender consents or as otherwise instructed to do so by Lender);

2.4              Borrower, Mortgage Borrower, or any Guarantor makes an assignment for the benefit of creditors, or admits in any legal proceeding, its insolvency or inability to pay its debts as they become due, in each case only if such admission is not compelled by applicable law or court order;

2.5              there is a final, non-appealable order of substantive consolidation of Borrower or Mortgage Borrower with any other Person in connection with any federal or state bankruptcy proceeding directly resulting from failure to comply with Article 7 of the Loan Agreement or Mortgage Loan Agreement, as applicable;

2.6              Borrower, Guarantor or any other Person which Controls Borrower or any Guarantor contests or opposes any motion made by Lender to obtain relief from the automatic stay or seeks to reinstate the automatic stay in the event of any federal or state bankruptcy or insolvency proceeding involving the Borrower, Mortgage Borrower, or Guarantor, if there is a final, non-appealable determination that such action was brought in bad faith solely to delay or frustrate Lender’s exercise of its rights;

2.7              any litigation or other legal proceeding related to the Loan is filed by Borrower, Mortgage Borrower, or Guarantor that a court of competent jurisdiction determines, in a final non-appealable determination, was taken in bad faith for the sole purpose of delaying, impeding, obstructing, hindering, enjoining or otherwise interfering with or frustrating the efforts of Lender to exercise any rights and remedies available to Lender as provided herein and in the other Loan Documents;

2.8              Borrower fails to obtain Lender’s prior consent to any Transfer of the Property, the Collateral, or any interest therein or any Transfer of any direct or indirect interest in Borrower or Mortgage Borrower, except to the extent otherwise expressly permitted by the Loan Documents or the Mortgage Loan Documents (including any Permitted Transfers) or transfers resulting from foreclosure, deed- or assignment-in-lieu or UCC remedies by Lender or its affiliates. Failure to comply with notice or administrative requirements (where the Transfer would otherwise be permitted but for such failure) shall in no event trigger liability under this clause.

Notwithstanding anything else to the contrary contained in this Guaranty or in any of the other Loan Documents, Guarantor shall not have any liability for any of the obligations guaranteed under Sections 1 and 2 to the extent that such liability arises out of any actions, events, conditions or facts first arising or first occurring after the date on which (i) Mortgage Lender, or its nominees and/or assigns, acquires title to the Property through Mortgage Lender’s exercise of its remedies under the Mortgage Loan Documents, whether by foreclosure, exercise of power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise, or (ii) Lender, or its nominees and/or assigns, acquires 100% of the Collateral as a result of the exercise of its rights under the terms and conditions of the Loan Documents, unless, in each case, such actions, events, conditions or facts were caused by Borrower or Mortgage Borrower (while any Guarantor maintains a Controlling Interest in Borrower or Mortgage Borrower) and/or Guarantor.

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3.                  NO WAIVER, RELEASE OR IMPAIRMENT. Nothing contained in this Guaranty shall be deemed to waive, release, affect or impair the indebtedness evidenced by the Loan Documents or the obligations of Borrower or Guarantor under the Loan Documents, or the liens and security interests created by the Loan Documents, or Lender’s rights to enforce its rights and remedies under the Loan Documents and under this Guaranty, in the Loan Documents or in connection with the Loan, or otherwise provided in equity or under applicable law, including, without limitation, the right to pursue any remedy for injunctive or other equitable relief, or any suit or action in connection with the preservation, enforcement or foreclosure of the liens, pledges, assignments and security interests which are now or at any time hereafter security for the payment and performance of all obligations under the Loan Agreement or in the other Loan Documents. The provisions of Sections 1 through 2 of this Guaranty shall prevail and control over any contrary provisions elsewhere in this Guaranty or the other Loan Documents.

4.                  REMEDIES. If Guarantor fails to promptly pay any of the Indebtedness Guaranteed following the expiration of ten (10) Business Days’ notice thereof from Lender, Lender may from time to time, and without first requiring performance by Borrower or any other guarantor, or without exhausting any or all security (if any) for the Loan, bring any action at law or in equity or both to compel Guarantor to pay the Indebtedness Guaranteed, together with interest thereon at the rate of interest applicable to the Principal Balance of the Note as specified therein.

5.                  RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time,to: (a) renew, modify or extend all or any portion of Borrower’s obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note or any of the other Loan Documents due and payable upon the occurrence and during the continuance of an Event of Default under the Loan Documents; (c) otherwise modify the terms of any of the Loan Documents (except for any Loan Document executed by Guarantor which shall require the consent of Guarantor); (d) take and hold security for the performance of Borrower’s obligations under the Note or the other Loan Documents, and exchange, enforce, waive, subordinate and release any such security in whole or part; (e) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (f) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower’s obligations under the Note or the other Loan Documents; (g) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; and (h) assign this Guaranty, in whole or in part, but only in compliance with the terms and conditions of the Loan Agreement.

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6.                  GUARANTOR’S WAIVERS.

6.1              Guarantor acknowledges that Guarantor has received copies of the Loan Documents, and to the extent permitted by applicable law, Guarantor waives any and all rights and defenses based upon or arising out of (a) any legal disability or other defense of Borrower, any other guarantor or other Person or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Loan Documents; (b) any lack of authority of the officers, directors, partners, managers, members or agents acting or purporting to act on behalf of Borrower, Guarantor or any principal of Borrower or any Guarantor, or any defect in the formation of Borrower, Guarantor or any principal of Borrower or any Guarantor; (c) the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any act or omission by Lender or Servicer which directly or indirectly results in, or contributes to, the release of Borrower or any other Person or any collateral for any obligation to Lender in connection with the Loan; (e) the unenforceability or invalidity of any collateral assignment or guaranty with respect to any obligation to Lender in connection with the Loan, or the lack of perfection or continuing perfection or lack of priority of any lien which secures any obligation to Lender in connection with the Loan; (f) any failure of Lender to marshal assets in favor of Guarantor or any other Person; (g) any modification of any obligation to Lender in connection with the Loan, in accordance with the Loan Documents, including, without limitation, any renewal, extension, acceleration or increase in interest rate; (h) an election of remedies by Lender, even though that election of remedies (such as a non-judicial foreclosure, if available and/or permitted, with respect to security for a guaranteed obligation) has or may have destroyed Guarantor’s rights of subrogation, reimbursement and contribution against the principal by the operation of applicable law or otherwise; (i) Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay and perform its obligations under the Note or any of the other Loan Documents, or upon the failure of any other principals of Borrower to guaranty the Loan; (j) any statute or rule of law which provides that the obligation of a surety or guarantor must be neither larger in amount nor in any other respects more burdensome than that of a principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (k) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (l) Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (m) any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (n) any right of subrogation, reimbursement, indemnification and contribution, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (o) presentment, demand, protest and notice of any kind (except as otherwise required to be given pursuant to the terms hereof or any of the other Loan Documents); (p) intentionally deleted; (q) use of cash collateral under Section 363 of the Bankruptcy Code; (r) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (s) any and all defenses based upon suretyship or impairment of collateral; and (t) any right to revoke this Guaranty as to any future advances made by Lender under and pursuant to the Loan Documents to protect Lender’s interest in the Collateral. Notwithstanding anything to the contrary set forth herein, in no event is Guarantor waiving any defense of payment and/or performance. Notwithstanding the foregoing or anything to the contrary in this Guaranty, Guarantor is not waiving and reserves all of its rights, remedies and defenses regarding a claim of Lender’s gross negligence or willful misconduct.

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6.2              This Guaranty is a “last dollar” guaranty, and accordingly, under no circumstances (except as otherwise set forth herein) shall the Guarantor’s liability hereunder be reduced by, from or as a result of any payment to or amount realized by Lender from Borrower, any guarantor other than Guarantors under this Agreement, any rents, deposits, insurance proceeds, condemnation awards, proceeds from bankruptcy sale, foreclosure or any conveyance in lieu of foreclosure or from any other profits, avails, revenues, or proceeds derived from the Collateral, and only payments made to Lender by the Guarantor out of their personal funds not derived from the Property before or after written demand thereof by Lender shall be applied against such liability. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Guarantor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any. In no event shall Lender be entitled to recover more than 100% of its Losses (as defined in the Limited Guaranty) or amounts owed under the Loan Documents, without duplication, and Guarantor shall in no event be liable for any portion of the Debt that is satisfied from other proceeds. The foregoing last-dollar provisions shall not permit Lender to recover twice for the same Loss or Debt.

6.3              Lender may collect from Guarantor without first foreclosing on the Collateral; and if Lender forecloses on the Collateral, then (A) the amount of the debt may be reduced only by the price for which the Collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the Collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of certain rights and defenses of Guarantor. This understanding and waiver is made in addition to and not in limitation of any of the other terms and conditions of this Guaranty. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights, if any, expressly excluding (i) any defense of payment and/or performance and (ii) any defense regarding a claim of Lender’s gross negligence or willful misconduct. Guarantor agrees that the payment or performance of any act which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses to seek subrogation, reimbursement, indemnification or contribution which might otherwise be available to Guarantor under any applicable law, other than the defense of payment and/or performance, or any defense asserting Lender’s gross negligence or willful misconduct.

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6.4              The statutes and rules referred to above in this Section shall include any further statutes or rules amending, supplementing or supplanting same. The waivers and agreements contained herein are given by Guarantor knowingly, intelligently and voluntarily, upon advice of counsel, to induce Lender to accept a lower interest rate on the Note and other Loan Document terms more favorable to Borrower and Guarantor than would be acceptable to Lender in the absence thereof.

6.5              Notwithstanding the foregoing waivers, upon indefeasible payment in full of the Debt, and so long as no claim for a clawback, avoidance or recovery under applicable insolvency laws is pending or threatened in writing, such waivers shall be of no further force or effect, and Guarantor’s rights of subrogation, reimbursement, indemnification and contribution and any other waived rights shall automatically revive.

7.                  GUARANTOR’S WARRANTIES. Guarantor warrants, represents, covenants and acknowledges to Lender that: (a) Lender would not make the Loan but for this Guaranty; (b) Guarantor has reviewed all of the terms and provisions of the Loan Agreement and the other Loan Documents; (c) there are no conditions precedent to the effectiveness of this Guaranty; (d) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Property, the Collateral and Borrower’s activities relating thereto and the status of Borrower’s performance of obligations under the Loan Documents, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Lender has made no representation to Guarantor as to any such matters; (e) the most recent financial statements of Guarantor heretofore delivered to Lender are true and correct in all material respects, have been prepared as required by Article 11 of the Loan Agreement (as such Section exists as of the date hereof) and fairly and accurately represent the financial condition of Guarantor as of the respective dates thereof, and to Guarantor’s actual knowledge, no material adverse change has occurred in the financial condition of Guarantor since the respective dates thereof except as disclosed to Lender in writing; (f) Guarantor has not and will not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned, or delayed, sell, lease, assign, encumber, pledge, hypothecate, mortgage, transfer or otherwise dispose of all or substantially all of Guarantor’s assets, or all or substantially all of its interests therein such that as a direct result thereof Guarantor’s net worth and/or liquidity is reduced below the minimum threshold amounts required to be maintained by Guarantor in accordance with the terms of the Loan Documents; and (g) as of the date hereof Guarantor is not and will not be as of the date hereof, as a consequence of the execution and delivery of this Guaranty, impaired or rendered “insolvent”, as that term is defined in Section 101 of the Bankruptcy Code, or otherwise rendered unable to pay Guarantor’s debts as the same mature and will not have thereby undertaken liabilities in excess of the present fair value of Guarantor’s assets.

8.                  FINANCIAL STATEMENTS. Guarantor shall deliver to Lender all financial statements and additional information required to be delivered by such Guarantor pursuant to the terms and conditions of Article 11 of the Loan Agreement (as such Article exists as of the date hereof).

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9.                  SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been repaid in full; provided, however, that the foregoing subordination, assignment and restriction shall suspend Guarantor’s rights only until such payment in full, and all such rights shall automatically revive thereafter without further action by any Person. Notwithstanding the foregoing, Guarantor may timely file proofs of claim or other protective claims, provided that, for so long as any obligations under the Loan Documents remain outstanding, any distributions or other amounts received by Guarantor on account of such claims shall be held in trust for and promptly turned over to Lender for application to the obligations in accordance with the Loan Documents. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If a Guarantor receives payment for any such indebtedness while any obligations under the Loan Documents remain outstanding, then Guarantor shall deliver such payment to Lender. Guarantor will hold any such payment Guarantor receives in trust for Lender until such payment is delivered to Lender. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as is reasonably necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor provided such action does not increase the obligations or liabilities of Guarantor hereunder except, in each case, to a de minimis extent. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor limited solely to carrying out the specific actions expressly required of Guarantor under this Section, and not for any other purpose and provided such action does not increase the obligations or liabilities of Guarantor hereunder except, in each case, to a de minimis extent. The foregoing power of attorney is coupled with an interest and cannot be revoked.

10.              BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against Borrower relating to any indebtedness of Borrower to Guarantor and shall assign to Lender all rights of Guarantor thereunder until the Debt and all other obligations under the Loan Documents have been paid and performed in full. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing limited power of attorney is coupled with an interest and cannot be revoked while any portion of the Debt or any other obligation under the Loan Documents remains outstanding. Lender or Lender’s nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, for so long as any portion of the Debt or any other obligation

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under the Loan Documents remains outstanding, the Person or Persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, that Guarantor may receive any such payment or distribution if Guarantor holds it in trust for Lender and promptly turns it over to Lender, and Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. The foregoing, assignment, suspension and restrictions on Guarantor’s rights shall continue only until the Debt and all other obligations under the Loan Documents have been paid and performed in full, at which time all such rights shall automatically revest and revive in favor of Guarantor without further action by any Person. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall be reinstated with respect to all or any part of such payment or performance that is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of any notice of revocation given by Guarantor prior to such avoidance or recovery.

11.              ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This Guaranty is a continuing guaranty of payment and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any indebtedness referenced herein arising or created after any attempted revocation hereof or after the death of Guarantor (if Guarantor is a natural person, in which event this Guaranty shall be binding upon Guarantor’s estate). The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. Amounts paid by Guarantor under this Guaranty shall be credited against any overlapping obligation of Guarantor under any other guaranty or indemnity delivered in connection with the Loan, and vice versa, so that Lender shall not recover the same amount more than once. This Guaranty is independent of the obligations of Borrower under the Note, the other Loan Documents and the Pledge and Security Agreement. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action. Except as otherwise provided in this Guaranty, this Guaranty is not secured and shall not be deemed to be secured by any security instrument unless such security instrument expressly recites that it secures this Guaranty.

12.              CREDIT REPORTS. Each legal entity and individual obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender’s choice, a third party credit report on such legal entity and individual, not more than once annually and anytime during the occurrence of an uncured Default under the Loan Documents.

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13.              ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, (ii) the circumstances under which such defenses may arise, (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

14.              INTENTIONALLY OMITTED.

15.              MISCELLANEOUS.

15.1          Notices. All notices, demands, or other communications under this Guaranty shall be in writing and shall be delivered to the appropriate party at the addresses set forth below (subject to change from time to time by written notice to all other parties to this Guaranty as provided below). All notices, demands or other communications shall be considered as properly given if delivered (i) personally or sent by first class United States Postal Service mail, postage prepaid, (ii) by Overnight Mail Express (i.e., USPS Priority Mail Express), (iii) by overnight commercial courier service, charges prepaid or (iv) email with a copy of such notice to follow sent by any method as set forth in (i)–(iii) above. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

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Guarantor:

Stewards, Inc.

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Attn: Katy Murless, Vaughan Korte

Email: xxxxxxx@stewards.com; xxxxxx@stewards.com

Shaun Quin

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: xxxxxx@stewards.com

Glen Steward

4300 N. University Drive, Suite D105

Lauderhill, FL 33351

Email: xxxxxx@stewards.global

Charles R. Abele

1776 Polk Street, Suite 200

Hollywood, FL 33020

Peter J. Jago

1776 Polk Street, Suite 200

Hollywood, FL 33020

With a copy to:

Cozen O’Connor

One Liberty Place

1650 Market Street, Suite 2800

Philadelphia, PA 19103

Attn: Howard Grossman

Email: xxxxxxx@cozen.com

Lender:

1818 Mezz Lender LLC

c/o CCL Capital

420 Lexington Avenue

Suite 2100

New York, NY 10170

Attn: Adam Budgor

Email: xxxxxxx@cclcapital.com

With a copy to:

Windels Marx Lane & Mittendorf, LLP

156 West 56th Street

New York, New York 10019

Attention: Wayne S. Cook, Jr., Esq.

Email: xxxxxx@windelsmarx.com

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Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of not less than thirty (30) days’ notice to the other party in the manner set forth hereinabove. Notices, demands, and communications provided by legal counsel on behalf of any party to this Guaranty pursuant to this Section 15.1 will be effective as notice by such party provided such notice clearly states that such legal counsel is acting on behalf of such party in connection with such notice, demand and/or communication.

15.2          Attorneys’ Fees and Expenses; Enforcement. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty or as a consequence of any default under this Guaranty, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding or in connection with any appeal of a lower court decision (unless on the basis of Lender’s gross negligence, fraud or willful misconduct), then Guarantor shall immediately pay to Lender, within five (5) Business Days of written demand from Lender, together with reasonable supporting documentation therefor, the amount of all such reasonable attorneys’ fees and expenses and out-of-pocket costs actually incurred in connection therewith, including all trial and appellate proceedings in any legal action, suit, bankruptcy or other proceeding, together with interest thereon only from the expiration of such five (5) Business Day period until paid at the rate of interest applicable to the Principal Balance of the Note as specified therein. In the event of any legal proceedings, court costs and attorneys’ fees shall be set by the court and not by any jury and shall be included in any judgment obtained by Lender. This provision is separate and several and shall survive merger into judgment.

15.3          Cooperation. The terms and conditions of Section 13.35 and 13.36 of the Loan Agreement are incorporated herein by reference and Guarantor hereby agrees to reasonably cooperate with Lender in connection therewith.

15.4          No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Guaranty shall constitute a waiver of any breach, default, or failure of condition under the Note or this Guaranty or the obligations secured thereby. A waiver of any term of the Note or this Guaranty or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

15.5          Waiver of Right to Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE STATE LAW, EACH PARTY TO THIS GUARANTY (AND LENDER BY ACCEPTING THIS GUARANTY) HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY (INCLUDING LENDER BY ACCEPTING THIS GUARANTY) HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS GUARANTY AND LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY. THIS PROVISION IS A MATERIAL INDUCEMENT OF LENDER TO MAKE THE LOAN TO BORROWER AND OF GUARANTOR TO PROVIDE THIS GUARANTY.

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15.6          Severability. If any provision or obligation under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from this Guaranty and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of this Guaranty.

15.7          Successors and Assigns. Except as otherwise expressly provided under the terms and conditions herein and the Loan Agreement, the terms of this Guaranty shall bind and inure to the benefit of the executors, administrators, nominees, successors and assigns of the parties hereto. This Guaranty shall be binding against any revocable trust hereafter created or established by any Guarantor who is a natural person. Guarantor’s liability hereunder shall be unaffected by changes in the name of Borrower or in its constituent principals.

15.8          Time. Time is of the essence with respect to each and every term herein.

15.9          Governing Law And Consent To Jurisdiction. This Guaranty and any claim, controversy or dispute arising under or related to this Guaranty, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Guarantor and all Persons in any manner obligated under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by the State of New York or federal law.

15.10      Survival. This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Pledge and Security Agreement or any of the other Loan Documents, including, without limitation, any foreclosure or assignment-in-lieu thereof.

15.11      Intentionally Omitted.

15.12      Headings. All article, section or other headings appearing in this Guaranty are for convenience of reference only and shall be disregarded in construing this Guaranty.

15.13      Powers Of Attorney. The powers of attorney granted by Guarantor to Lender in this Guaranty are coupled with an interest and cannot be revoked so long as any portion of the Loan remains unpaid or unperformed. Lender shall have no obligation to exercise any of the foregoing rights and powers in any event. Any power of attorney granted herein shall be limited solely to carrying out the specific actions expressly required of Guarantor under the applicable Section, and shall not expand Guarantor’s obligations or liabilities hereunder except, in each case, to a de minimis extent.

15.14      Defined Terms. Unless otherwise defined herein, capitalized terms used in this Guaranty shall have the meanings attributed to such terms in the Loan Agreement or the Pledge and Security Agreement, as applicable.

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15.15      Rules Of Construction. The word “Borrower” as used herein shall include both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note and the other Loan Documents. The term “Mortgage Borrower” as used herein shall include the named Mortgage Borrower and any other Person at any time owning the Property or assuming or otherwise becoming primarily liable for all or any of the obligations of Mortgage Borrower under the Mortgage Loan Documents. The term “Person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one Person, the term “Guarantor” shall include all such Persons. The word “Lender” as used herein shall include Lender, its successors, assigns and affiliates.

15.16      Use Of Singular And Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

15.17      Exhibits, Schedules And Riders. All exhibits, schedules, riders and other items attached hereto (if any) are incorporated into this Guaranty by such attachment for all purposes.

15.18      Community Property. If Guarantor is a natural person, this Guaranty shall be binding against Guarantor’s sole and separate property and the property now or hereafter owned by the marital community property of Guarantor.

15.19      Integration; Interpretation. This Guaranty contains the entire agreement of the parties with respect to the matters contemplated hereby and supersedes all prior negotiations or agreements, written or oral. This Guaranty shall not be modified except by written instrument executed by all parties.

15.20      Lender Agreement. Lender’s acceptance of this Guaranty (which shall be evidenced by it making the Loan) shall be deemed its agreement to all of the terms and provisions herein.

[Signature Page(s) to Follow]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date appearing on the first pages of this Guaranty.

GUARANTOR:

STEWARDS, INC., a Nevada corporation

By: _________________________________

Name: Shaun A. Quin

Its: CEO

________________________________________

SHAUN A. QUIN

_______________________________________

GLEN STEWARD

_______________________________________

charles r. abele

_______________________________________

peter j. jago

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EXHIBIT A

Legal Description

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATE IN THE COUNTY OF BROWARD, STATE OF FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

PARCEL 2:

LOTS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT THEREFROM THAT CERTAIN PROPERTY CONVEYED TO THE CITY OF HOLLYWOOD BY THAT CERTAIN DEED RECORDED IN OFFICIAL RECORDS BOOK 3476, PAGE 399, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 6, BLOCK 40, OF THE SUBDIVISION OF THE TOWN OF HOLLYWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 1, AT PAGE 21, IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; RUN EAST ON AND ALONG THE SOUTH LINE OF LOTS 6, 7 AND 8 FOR A DISTANCE OF 65.36 FEET TO THE POINT OF BEGINNING. SAID POINT OF BEGINNING BEING THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING THE FOLLOWING PROPERTIES: R=30.0 FEET, DELTA=123 DEGREES 06 MINUTES 46 SECONDS, ARC LENGTH=64.46 FEET; THENCE RUN NORTHEASTERLY ON SAID CURVE FOR A DISTANCE OF 64.46 FEET TO THE POINT OF INTERSECTION WITH THE EAST PROPERTY LINE OF LOT 8 OF SAID BLOCK 40. THENCE RUN SOUTHEASTERLY ON THE EAST LINE OF LOT 8, SAID EAST LINE BEING A CURVE HAVING THE FOLLOWING PROPERTIES: R=492.0 FEET, DELTA=9 DEGREES 52 MINUTES 51 SECONDS, ARC LENGTH=84.85 FEET, EXTENDED TO A POINT OF INTERSECTION WITH THE SOUTH LINE OF LOTS 6, 7 AND 8 EXTENDED EASTERLY; THENCE RUN WESTERLY ON AND ALONG THE EXTENSION OF LOTS 6, 7 AND 8 TO THE POINT OF BEGINNING.

PARCEL 3:

THAT CERTAIN 13.00 FOOT ALLEY LYING IN BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS VACATED AND MORE PARTICULARLY DESCRIBED BY THAT CERTAIN ORDINANCE NO. 0-2005-16 RECORDED IN OFFICIAL RECORDS BOOK 47110, PAGE 253, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA

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